Project Picard

Update to Picard Board of Directors

September 8, 2004

Confidential

Presentation to:

  [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the
Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit (a)(5)(vii)

Table of Contents

Agenda

I.

Situation Overview

II.

Renew Dialogue with Selected Financial Sponsors

III.

Pursue Equity Monetization

IV.

Health Care Segment Strategic Alternatives

_____________________________________________________________

Appendices

A.

Comparable Company Analysis

B.

Health Care Divestiture Case Studies

C.

Trust PIES

Situation Overview

Process Update

On September 1, 2004, Lehman Brothers received a proposal from [*] outlining issues to be considered in structuring a transaction with Picard and requesting an in-person meeting to discuss specific transaction details

The key points contained in [*]’s written proposal can be summarized as follows:

100% cash consideration for the public minority

Undetermined mix of cash and [*] preferred consideration for the two large shareholders

No valuation guidance

Concerns regarding management retention

Given the lack of written indication as to [*]’s view on valuation, Lehman Brothers has had multiple conversations with both representatives from [*] as well as its advisors requesting that Dupont share with us a valuation view

[*] have continued to express interest in whole company transactions or other structural alternatives

Based upon written indications previously received, a leveraged alternative could yield between $12.50 and $14.00 per share, with potential upside from the redeployment of the Health Care division

Such an alternative would likely require 3 to 4 months to complete

No other strategic parties (e.g., [*], etc.) appear to be credible premium bidders today

Situation Overview

1

Overview of Alternatives

Lehman Brothers believes that Picard continues to have a number of strategic paths available to it, including:

Maintain status quo until Health Care strategy / pathway is clarified

Continue dialogue with [*]

Renew financial sponsor dialogues

Pursue an equity monetization

Picard’s ultimate strategy regarding its Health Care division may also impact the timing or success of the chosen alternative above:

Sale (full or majority)

Spin-off / equity carve out

Shut-down

Acquisition or in-licensing

Situation Overview

2

Indexed Price
200%
150%
100%
50%
9/3/02
11/22/02
2/12/03
5/2/03
7/24/03
10/14/03
1/2/04
3/24/04
6/11/04
9/3/04
Picard
Novozymes A/S
Comparable Companies Composite

LEHMAN BROTHERS

Historical Stock Price Performance

Situation Overview

Two-Year Stock Price Performance

___________________________

1.

Comparable Companies Index includes Air Products, Cambrex, Croda Intl, Eastman Chemical, Ecolab Inc., Engelhard, Novozymes A/S, Praxair, Sensient Technologies, and Sigma-Aldrich.

+72%

+66%

+15%

3

EV/LTM EBITDA
20.0x
18.0x
16.0x
14.0x
12.0x
10.0x
8.0x
6.0x
12/31/2002
3/31/2003
6/30/2003
9/30/2003
12/31/2003
3/31/2004
6/30/2004
Picard EV/EBITDA
Picard Ex-HC EV/EBITDA
Comps
Novozymes

LEHMAN BROTHERS

Historical Trading Multiple Analysis

Situation Overview

Enterprise Value to LTM EBITDA

Picard LTM
EBITDA
Margin

23.4%

20.4%

21.3%

17.7%

17.3%

17.7%

17.4%

Ex-HC LTM
EBITDA
Margin

28.3%

30.3%

27.4%

25.7%

27.8%

25.2%

9/3/04

Picard (Including HC)

(1)

Mean

Median

High

Low

Since 12/31/02

14.3x

14.5x

17.7x

10.1x

1-Year

14.7x

14.7x

17.7x

12.4x

YTD

14.2x

14.2x

16.0x

12.4x

Current

14.5x

4

___________________________

1.

Reflects reported EBITDA, including one-time revenue and expense items.

Summary Picard Financial Projections

Situation Overview

Summary Projected Income Statement

($ in millions, except per share data)

CAGR

2003A

2004E

2005E

2006E

2007E

2003-07E

2005-07E

Bioproducts Revenue

$383

$391

$419

$444

$510

7.4%

10.3%

Health Care Revenue

(1)

$0

$0

$0

$0

$0

NM

NM

   Total Revenue

$383

$391

$419

$444

$510

7.4%

10.3%

% Growth

9.3%

2.2%

7.2%

6.0%

14.9%

Bioproducts Gross Profit

155

165

176

193

231

10.5%

14.6%

Health Care Gross Profit

(1)

0

0

0

0

0

NM

NM

   Total Gross Profit

155

165

176

193

231

10.5%

14.6%

Product Margin % - Bioproducts

42.8%

43.2%

43.1%

43.5%

45.3%

Product Margin % - Health Care

NM

NM

NM

NM

NM

Bioproducts EBITDA

(2)

99

91

96

111

137

8.5%

19.8%

Health Care EBITDA

(1)

(32)

(30)

(32)

(32)

(46)

NM

NM

   Total EBITDA

67

61

64

79

91

8.0%

19.7%

Margin % - Bioproducts

25.9%

23.4%

22.8%

25.0%

26.9%

Margin % - Health Care

NM

NM

NM

NM

NM

Margin % - Total

17.5%

15.7%

15.2%

17.8%

17.8%

EBIT

31

23

24

36

47

10.8%

41.4%

Margin %

8.2%

6.0%

5.6%

8.1%

9.2%

EPS, diluted

$0.26

$0.39

$0.19

$0.33

$0.51

18.3%

63.8%

% Growth

NM

50.0%

-51.3%

73.7%

54.5%

Pro Forma EPS, diluted

(3)

$0.24

$0.21

$0.19

$0.33

$0.51

20.7%

63.8%

% Growth

33.6%

-12.5%

-9.5%

73.7%

54.5%

Source: Picard Management projections dated September 2004.

(1)  2004 Revenue and EBITDA exclude $11 million payment for immunotherapeutics platform.

(2)  2004 EBITDA excludes $7.7 million gain on insurance settlement.

(3)  Excludes non-recurring revenue and expense items.

5

3.5x
3.0x
2.5x
2.0x
1.5x
1.0x
0.5x
0.0x
3.2x
3.0x
2.7x
2.7x
2.7x
2.1x
2.1x
1.8x
1.6x
1.5x
0.9x
0.8x
NOVO
SIAL
Bioproducts
Ticard
FX
ECL
APD
CBM
CRODA
SXT
EMN
EC

20.0x
18.0x
16.0x
14.0x
12.0x
10.0x
8.0x
6.0x
4.0x
2.0x
0.0x
17.2x
12.2x
11.6x
11.2x
10.6x
10.2x
9.1x
8.7x
8.2x
8.1x
7.8x
7.3x
Ticard
NOVO
Bioproducts
SIAL
ECL
FX
APD
CRODA
EC
SXT
EMN
CBM

18.0x
16.0x
14.0x
12.0x
10.0x
8.0x
6.0x
4.0x
2.0x
0.0x
16.6x
11.7x
11.1x
10.8x
9.4x
9.3x
8.4x
7.7x
7.5x
6.7x
6.6x
4.9x
Ticard
NOVO
Bioproducts
SIAL
ECL
FX
CRODA
SXT
EC
EMN
CBM
APD

4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
30.0x
20.0x
10.0x
0.0x
22.7x
22.6x
21.8x
17.9x
17.5x
16.9x
16.2x
14.8x
14.1x
13.0x
12.9x
Ticard
ECL
NOVO
Bioproducts
FX
APD
SIAL
CBM
EMN
EC
SXT
CRODA
P/E
PEG

LEHMAN BROTHERS

Comparative Valuation Statistics

Situation Overview

Enterprise Value to 2004E Revenue

Enterprise Value to 2004E EBITDA

Enterprise Value to 2005E EBITDA

2005 P/E and P/E/G

___________________________

Note:         All analyses assume $91.4m and $95.5m Bioproducts 2004E and 2005E EBITDA, respectively, and $61m and $64m entire company 2004E and 2005E EBITDA, respectively, (excludes $19m one-time gain), $61.7m net debt (as of 12/31/04), and 62.3m shares outstanding (as of 12/31/04)

Source:     Picard management projections dated September 2004 and Wall Street research estimates

85.0x

P/E

PEG

82.9x

6

Illustrative Valuation Matrix

Implied Value of Health Care Segment

Implied Enterprise Value

Situation Overview

Implied Equity Value Per Share

Implied Premium / (Discount) to Current

Assuming Efficient “Sum-of-Parts” Methodology

___________________________

Note:         All analyses assume $95.5m Bioproducts 2005E EBITDA (excludes one-time gains), $61.7m net debt (as of 12/31/04), and 62.3m shares outstanding (as of 12/31/04)

Premium /

(Discount)

Bioproducts 2005E EBITDA

Stock Price

To Current

8.0x

9.0x

10.0x

11.0x

12.0x

$15.96

0.0%

292.0

196.5

101.0

5.5

(90.0)

$14.00

(12.3%)

156.5

61.0

(34.5)

(130.0)

(225.5)

$15.00

(6.0%)

225.0

129.5

34.0

(61.5)

(157.0)

$16.00

0.3%

293.4

197.9

102.4

6.9

(88.6)

$17.00

6.5%

361.8

266.3

170.8

75.3

(20.2)

$18.00

12.8%

430.7

335.2

239.7

144.2

48.7

7

Bioproducts 2005E EBITDA

HC Value

8.0x

9.0x

10.0x

11.0x

12.0x

$0

(29.4%)

(19.8%)

(10.2%)

(0.6%)

9.1%

$50

(24.3%)

(14.7%)

(5.1%)

4.5%

14.1%

$100

(19.3%)

(9.7%)

(0.1%)

9.5%

19.1%

$150

(14.3%)

(4.7%)

4.9%

14.5%

24.1%

$200

(9.3%)

0.4%

10.0%

19.6%

29.2%

$250

(4.2%)

5.4%

15.0%

24.6%

34.2%

Bioproducts 2005E EBITDA

HC Value

8.0x

9.0x

10.0x

11.0x

12.0x

$0

$764.0

$859.5

$955.0

$1,050.5

$1,146.0

$50

814.0

909.5

1,005.0

1,100.5

1,196.0

$100

864.0

959.5

1,055.0

1,150.5

1,246.0

$150

914.0

1,009.5

1,105.0

1,200.5

1,296.0

$200

964.0

1,059.5

1,155.0

1,250.5

1,346.0

$250

1,014.0

1,109.5

1,205.0

1,300.5

1,396.0

Bioproducts 2005E EBITDA

HC Value

8.0x

9.0x

10.0x

11.0x

12.0x

$0

$11.27

$12.81

$14.34

$15.87

$17.40

$50

12.08

13.61

15.14

16.67

18.21

$100

12.88

14.41

15.94

17.48

19.01

$150

13.68

15.21

16.75

18.28

19.81

$200

14.48

16.02

17.55

19.08

20.61

$250

15.29

16.82

18.35

19.88

21.42

Enterprise Value
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$65
$9
$65
$9
$427
$42
$163
$33
$648
$245
$415
$111
$1,469
$730
$2,728
$729

LEHMAN BROTHERS

Valuation Potential of Health Care Over Time

___________________________

1.

Based upon implied valuations from private equity investments or upon public market valuation, as applicable, as of August 22, 2004 and March 26, 2004, respectively.

2.

Early clinical companies represent oncology-focused companies in Phase I or II; mid-stage clinical companies represent oncology-focused companies in Phase III with likely approval in more than two years;
late-stage clinical companies represent oncology-focused companies in Phase III with likely approval in less than two years.

Given the early-stage nature of Picard’s Health Care
pipeline, we believe its valuation today would be based
upon a comparison to the implied valuations of other
pre-clinical cancer companies

Bethesda transaction could provide a meaningful
acceleration of Picard’s Health Care segment

Oncology has been particularly hard hit post-ASCO

Valuations of early-stage biotech companies have been
pressured in recent months

However, selected companies, particularly with strong
Phase II or III data, have seen valuation pick-ups

While these valuations are illustrative, public or private
investors may also factor in additional qualitative
elements:

Quality of data produced internally

History of advancing clinical candidates

Commentary

Precedent Valuation Ranges (1) (2)

Pre-
Clinical/Private

Early Clinical

Mid-Stage
Clinical

Late Stage

March 26, 2004

August 22, 2004

Situation Overview

8

Renew Dialogue with Financial Sponsors

Financial Sponsor Update

Renew Dialogue with Financial Sponsors

Several financial sponsors have expressed strong interest in Picard’s Bioproducts business

[*]

[*]

[*]

Summary of preliminary indications of interest:

[*]: $875-$950 million in enterprise value for the Company (equal to approximately $13.05-$14.25 per share)

[*]: $780-$855 million in enterprise value for the Bioproducts division (equal to approximately $11.53-
$12.73 per share)

[*]: No valuation view yet submitted, but has indicated strong interest qualitatively and a desire to evaluate either a whole company or Health Care-only transaction

Revised 2004 and 2005 EBITDA may have implications for valuation

Lower base for leverage

Would require higher equity investment from financial sponsor

9

LBO Assumptions

Renew Dialogue with Financial Sponsors

Operating assumptions provided by Picard management as part of the September 2004 Strategic Plan adjusted to assume Health Care division is redeployed

Excludes portion of shared R&D currently allocable to the Health Care division

Bioproducts purchased at Transaction Value of 8.0x-12.0x 2004E EBITDA of $91.4mm (excludes insurance settlement gain and allocated SG&A expenses) for a transaction value of $731mm - $1,097 mm– or a share price range of $10.75- $16.62

Assumes valuation range of $0-$100mm achieved for Health Care division

Leverage capacity assumed equal to 5.5x 2004E Bioproducts EBITDA (on a net debt basis)

New senior debt carries interest rate of LIBOR +275 bps

New senior subordinated notes carry interest rate of 9.0%

LIBOR calculated based on forward LIBOR curve

Picard preferred assumed redeemed at face value

Transaction assumed to close 12/31/04

10

Illustrative Valuation Matrix

Renew Dialogue with Financial Sponsors

Implied Enterprise Value

Implied Premium / (Discount) to Current

___________________________

Note:         All analyses assume $91.4m Bioproducts 2004E EBITDA (excludes one-time gains), $61.7m net debt (as of 12/31/04), and 62.3m shares outstanding (as of 12/31/04)

Bioproducts 2004E EBITDA

HC Value

8.0x

9.0x

10.0x

11.0x

12.0x

$0

$731.4

$822.9

$914.3

$1,005.7

$1,097.2

$25

756.4

847.9

939.3

1,030.7

1,122.2

$50

781.4

872.9

964.3

1,055.7

1,147.2

$75

806.4

897.9

989.3

1,080.7

1,172.2

$100

831.4

922.9

1,014.3

1,105.7

1,197.2

11

Bioproducts 2004E EBITDA

HC Value

8.0x

9.0x

10.0x

11.0x

12.0x

$0

$10.75

$12.22

$13.69

$15.15

$16.62

$25

11.15

12.62

14.09

15.55

17.02

$50

11.55

13.02

14.49

15.96

17.42

$75

11.95

13.42

14.89

16.36

17.82

$100

12.36

13.82

15.29

16.76

18.23

Bioproducts 2004E EBITDA

HC Value

8.0x

9.0x

10.0x

11.0x

12.0x

$0

(32.6%)

(23.4%)

(14.3%)

(5.1%)

4.1%

$25

(30.1%)

(20.9%)

(11.7%)

(2.5%)

6.7%

$50

(27.6%)

(18.4%)

(9.2%)

(0.0%)

9.2%

$75

(25.1%)

(15.9%)

(6.7%)

2.5%

11.7%

$100

(22.6%)

(13.4%)

(4.2%)

5.0%

14.2%

Implied Equity Value Per Share

LBO Analysis

Sources and Uses – 10.0x 2004E EBITDA

___________________________

Source:      Picard management estimates dated September 2004 for operating numbers

1.

Assumes a 12/31/04 transaction date; all analyses assume $91.4m 2004E EBITDA.

Renew Dialogue with Financial Sponsors

Summary Credit Statistics, Debt Paydown and Ownership

Sources and Uses of Funds

Assumed

Sources

Cost

Uses

Excess Cash

$160.3

Purchase Equity

$852.6

New Sr. Debt

265.1

L + 275

Redeem Pfd/Min. Int.

184.8

New Sr. Sub

200.0

9.00%

Total Trans. Fees

21.8

Sponsor Equity

433.7

Total Sources

$1,059.2

Total Uses

$1,059.2

12

PF Total Debt/04E EBITDA

5.8x

PF Net Debt/04E EBITDA

5.5x

% Sr. Debt Repaid by Yr. 7

98.7%

% Total Debt Repaid by Yr. 7

66.5%

Credit Statistics

Sponsor

100.0%

Public/Other

--%

E&D

--%

   Total

100.0%

Pro Forma Ownership

LBO Analysis

5-Year Equity Returns

___________________________

Source:      Picard management estimates dated September 2004 for operating numbers

1.

Assumes a 12/31/04 transaction date; all analyses assume $91.4m 2004E EBITDA

Renew Dialogue with Financial Sponsors

Theoretical Sponsor Returns

Implied

Per Share

Bioproducts @ 10x 2004E EBITDA

$13.68

Health Care @ $50m

0.80

Total Per-Share Consideration

$14.48

13

Implied

Implied

Offer

Enterprise

Purchase

Exit Multiple of 2009E EBITDA

Price

Value

Price Mult

8.0x

9.0x

10.0x

11.0x

12.0x

$10.75

$731.5

8.0x

29.6%

33.5%

37.0%

40.2%

43.1%

12.21

822.9

9.0x

22.2%

25.9%

29.2%

32.2%

35.0%

13.68

914.3

10.0x

16.8%

20.4%

23.5%

26.4%

29.0%

15.15

1,005.8

11.0x

12.6%

16.0%

19.1%

21.8%

24.4%

16.62

1,097.2

12.0x

9.2%

12.5%

15.4%

18.1%

20.6%

Illustrative Share Price Summary

Pursue Equity Monetization

Equity Capital Markets Alternatives

As previously discussed, the position size is extremely large as a percentage of float and as a multiple of average daily trading volume

Best execution will likely result from a series of smaller, opportunistic transactions

A capital markets sale is somewhat tantamount to a re-IPO of the company

Placement and pricing of the deal depends largely on where investors peg valuation

New issue market conditions remain challenging

Supply (particularly IPOs) has increased substantially

Investors are risk-averse heading into the Election

Pricing transactions for companies with high share price volatility, such as Picard, is substantially more difficult

A mandatory exchangeable (Trust PIESTM) can be used to access an additional pool of demand and raise more proceeds today

Summary Observations

Pursue Equity Monetization

14

Marketed Secondary Offering Is the Most Viable Strategy

Pursue Equity Monetization

A Marketed Follow-on Offering Could Benefit Picard and Selling Shareholders

Benefits to Picard

Benefits to Shareholders

Picard’s future valuation may be hindered by the
lack of public float

An orderly sale of these shares will reduce this
overhang going forward

Improving economic backdrop has left investors
positively disposed to monetization transactions

Helps position selling shareholders for future
monetizations

Provide management with an opportunity to tell the
Picard story, attract research coverage and
significantly reduce stock overhang

Allow investors with comparable holdings to take a
meaningful position without liquidity concerns

Reduce share price volatility through increased
trading liquidity

A fully marketed follow-on offering ensures a
market “event”

Heightened institutional interest to initiate
coverage of the stock

Broadest overall distribution, including
institutional and retail

Helps position Picard for a future monetization
of remaining shares

15

Current Investor Framework

Picard’s EBITDA multiple is likely to be towards the upper end of the specialty chemicals sector

Higher growth potential

Higher margins

Oligopolistic market

However, Picard is likely to trade at a discount to Novozymes given they are the larger player in a highly concentrated market

While the absence of Health Care may result in a reduction in enterprise value upside, the net effect of focusing the
Company’s business and growth strategy may add incremental market value today

Less complexity for investors

No material benefit from Health Care “crossover” investors near-term

Picard without Health Care would likely fall within a Specialty Chemicals classification

Valuation of Bioproducts Business Driven by EBITDA

Key Issues

Configuration of Healthcare business

Accounting method may affect perception

Long-term positioning

Implied Equity Value Per Share

Pursue Equity Monetization

___________________________

Note: All analyses assume $95.5m Bioproducts 2005E EBITDA, $61.7m net debt (as of 12/31/04), and 62.3m shares outstanding (as of 12/31/04).

Source: Picard management projections dated September 2004.

Bioproducts 2005E EBITDA

HC Value

8.0x

9.0x

10.0x

11.0x

12.0x

$0

$11.27

$12.81

$14.34

$15.87

$17.40

$25

11.67

13.21

14.74

16.27

17.81

$50

12.08

13.61

15.14

16.67

18.21

$75

12.48

14.01

15.54

17.08

18.61

$100

12.88

14.41

15.94

17.48

19.01

16

400,000
300,000
200,000
100,000
0
-100,000
-200,000
1/03
3/03
5/03
7/03
9/03
11/03
1/04
3/04
5/04
7/04
Nonfarm Payroll Change m-o-m

0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
-0.10%
-0.20%
-0.30%
-0.40%
1/03
3/03
5/03
7/03
9/03
11/03
1/04
3/04
5/04
7/04
CPI Core % m-o-m
CPI Total % m-o-m

LEHMAN BROTHERS

2003A

1QA

2QA

3QE

4QE

2005E

Indicators

Real GDP

3.00%

4.50%

3.00%

3.30%

3.70%

3.30%

Unemployment

6.00%

5.60%

5.60%

5.40%

5.20%

5.20%

Core CPI

1.50%

1.30%

1.80%

1.80%

2.10%

2.00%

Rates

Fed Funds

1.00%

1.00%

1.25%

1.75%

2.00%

2.75%

2-Yr UST

1.83%

1.66%

2.43%

2.40%

2.60%

3.20%

5-Yr UST

3.19%

2.97%

3.71%

3.40%

3.60%

4.10%

10-Yr UST

4.27%

4.00%

4.58%

4.20%

4.40%

4.80%

2004

17

Lehman Brothers recently made downward revisions to its
economic forecasts as recent events have undercut prior
expectations of economic strength

GDP growth has been revised from 3.7% to 3.3% for the 3rd quarter and from 4.0% to 3.7% for the 4th quarter, bringing 2004 GDP growth forecasts down to 4.3% from 4.4%, while 2005 was revised downwards from 3.7%  to 3.3%

Core CPI has been revised downwards from 2.1% to 1.8% for the
3 rd quarter, from 2.4% to 2.1% for the 4th quarter, and from 2.5% to
2% for 2005

We look for Fed Funds rate to reach 2% by year-end (vs. 2.25%
previously) and 2.75% by the end of 2005 (vs. 3.25% previously)

As a result, the 10-year Treasury yield forecast was revised down to
4.40% at year-end (vs. 5.15% previously) and 4.80% by the end of
2005 (vs. 5.30% previously)

Job creation has been disappointing…

Commentary

Time for a Reassessment

… Prompting Lehman Economists to reassess their growth and
Fed Funds forecasts for the remainder of 2004 as well as 2005

… And core inflation trends back to the Fed’s comfort zone

Pursue Equity Monetization

Economic Outlook

Equity Market Overview

Pursue Equity Monetization

Market Reflects Concerns Regarding the Sustainability of the Economic Recovery

Mutual Fund Flows Have Waned

$4,000
$0
Equity Funds Flow
4-Wk. Moving Avg

The Broader Market Has Softened

100%
95%
90%
2.00%
1.00%
0.00%
12/31/03
1/30/04
Fed Funds Rate
S&P 500
Dow
Nasdaq

Volatility Has Increased

Volatility of S&P 500
12/31/03
10 Day
30 Day
50 Day

New Issuance Has Slowed

Volume ($mm)
$20,000
$15,000
$10,000
$5,000
$0
IPO's
Follow-ons
Convertible

LEHMAN BROTHERS
18

Follow-on Issuance Volume
Number of Deals
Volume ($mm)
70
60
50
40
30
20
10
0
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
9/03 10/03 11/03 12/03 1/04 2/04 3/04 4/04 5/04 6/04 7/04 8/04
Deal Volume
Number of Deals

Average Deal Size ($mm)
Average Deal Size ($mm)
$250
$200
$150
$100
$50
$0
9/03 10/03 11/03 12/03 1/04 2/04 3/04 4/04 5/04 6/04 7/04 8/04
Number of Deals

Average Pricing Performance of Follow-on Offerings
% Change
0%
-2%
-4%
-6%
-8%
-10%
-12%
9/03 10/03 11/03 12/03 1/04 2/04 3/04 4/04 5/04 6/04 7/04 8/04
Average % Change File/Offer
Average % Change Last Trade/Offer

Average Aftermarket Performance of Follow-on Offerings
% Change
15%
12%
9%
6%
3%
0%
-3%
9/03 10/03 11/03 12/03 1/04 2/04 3/04 4/04 5/04 6/04 7/04 8/04
% Change 30 Days
% Change 30 Days Relative to S&P 500

LEHMAN BROTHERS

Pursue Equity Monetization

Equity Market Overview

Follow-on Deal Volume and Performance Has Weakened with the Market’s Decline

Follow-on Volume Has Declined in Recent Months

___________________________

Source: EquiDesk as of 9/3/04.

Transaction Sizes Have Decreased

Deals Are Coming - at a Price

Aftermarket Performance Has Softened

Average: $154.6 mm

19

Sizing the Offering

1. LTM marketed follow-on offerings, $150-$200mm by companies with market caps $400mm - $2,000mm at offer.  Excludes Block Trades and REITS.

Source: CommScan EquiDesk.

Market data as of 9/7/04.

Comparable Follow-On Offerings 1

An offering which reduces Eastman Chemical and Danisco’s ownership to 60%
collectively is large relative to Picard’s trading volume and float

Proposed Offering Metrics

Picard

Pricing

Size

Market Cap.

%

% Change

Date

Issuer

($mm)

at Issuance ($mm)

Secondary

Mkt. Cap.

Float

ADTV

File to Offer

7 Days

Current

6/24/2004

Magnum Hunter Resources Inc

153.8

735.6

0%

20.9%

23.2%

26.6x

-5.6%

1.3%

1.5%

6/9/2004

Armor Holdings Inc

150.0

1,078.5

0%

13.9%

15.2%

10.8x

-3.2%

-5.6%

-2.2%

5/25/2004

Fossil Inc

155.0

1,525.9

100%

10.2%

15.6%

18.4x

6.4%

2.2%

20.2%

5/24/2004

American Capital Strategies Ltd

167.1

1,919.8

0%

8.7%

8.9%

8.7x

-4.0%

2.6%

21.5%

4/7/2004

URS Corp

198.8

939.4

0%

21.2%

21.8%

47.6x

-11.8%

0.2%

-3.8%

3/29/2004

National Financial Partners Corp

193.2

856.3

100%

22.6%

23.0%

100.4x

-2.1%

5.7%

13.9%

3/22/2004

Arch Capital Group Ltd

177.0

1,205.6

0%

14.7%

17.7%

41.3x

-5.2%

4.2%

-3.6%

3/19/2004

Telesystem International Wireless

199.5

1,129.4

67%

17.7%

21.6%

34.4x

-19.8%

19.7%

0.1%

2/2/2004

ONYX Pharmaceuticals Inc

156.5

1,021.6

0%

15.3%

16.6%

8.4x

-0.7%

-0.6%

20.5%

1/28/2004

Apex Silver Mines Ltd

168.4

817.2

0%

20.6%

21.9%

21.7x

0.0%

-2.9%

-9.2%

1/28/2004

Spartech Corp

175.2

595.5

74%

29.4%

29.9%

74.6x

-6.1%

-5.7%

1.0%

1/22/2004

MSC Industrial Direct Co Inc

166.8

1,127.9

100%

14.8%

15.3%

24.4x

-0.9%

1.3%

15.0%

11/19/2003

Inveresk Research Group Inc

200.0

563.6

90%

35.5%

38.3%

65.2x

-16.1%

15.0%

80.7%

11/18/2003

Westcorp Inc

182.3

1,601.2

0%

11.4%

28.8%

76.5x

-9.8%

6.1%

20.5%

11/13/2003

Encore Acquisition Co

162.0

497.3

0%

32.6%

36.0%

337.3x

-11.4%

0.4%

48.1%

11/5/2003

Telik Inc

150.0

723.8

13%

20.7%

21.9%

23.8x

-4.7%

-2.0%

5.1%

10/23/2003

Shaw Group Inc

200.0

437.8

0%

45.7%

47.8%

20.0x

-4.3%

33.8%

8.2%

10/20/2003

Tuesday Morning Corp

190.5

1,112.8

98%

17.1%

29.4%

19.9x

-5.2%

-1.7%

7.4%

10/1/2003

GrafTech International Ltd

176.0

603.2

0%

29.2%

29.4%

53.7x

-10.5%

12.5%

49.8%

9/17/2003

ON Semiconductor Corp

156.6

984.9

0%

15.9%

16.0%

64.3x

-17.6%

-6.2%

-40.9%

Mean

$173.7

32.1%

20.9%

23.9%

53.9x

-6.6%

4.0%

12.7%

Size as a % of:

% Change Offer to:

20

Pursue Equity Monetization

Comparable

Transactions

Offering Size ($MM)

$150

$175

$200

Mean

% of Market Cap.

15.1%

17.6%

20.1%

20.9%

% of Float

123.3%

143.8%

164.4%

23.9%

# of Days of Trading Vol.

197.3x

230.1x

263.0x

53.9x

Shares (MM)

9.4

11.0

14.3

Assumed Share Price

$15.96

$15.96

$15.96

Share Price as of 9/3/2004

$15.96

Market Cap. ($MM)

$994.6

Float ($MM)

$121.7

Avg. Daily Trading Vol. ($MM)

$0.8

Equity Offering Alternatives

Equity Term Sheet

90 -180 days

90 - 180 days

Lock-Up Period

15%

15%

Overallotment Option

90 – 95% Institutional

5 – 10% Retail

85 – 90% Institutional

10 – 15% Retail

Target Investors

Lehman Brothers

as Bookrunner

3-4 Co-managers

Lehman Brothers

as Bookrunner

3-4 Co-managers

Offering Managers

Retail Appeal

Ability to Retain Upside

Fundamental Investor Participation

Ability to Maximize Current Monetization

Broadest investor base;

Largest potential size

Allows for sale of meaningful portion

of shares held

Takeaway

7-9 days

7-9 days

Roadshow

$150 mm / $150 mm

~18% / ~18%

$200 mm

~25%

Offering Size
(% of 12/31/04 shares held by majority
shareholders)

Concurrent
Common Stock / PIES

Common Stock

Pursue Equity Monetization

21

Most Attractive

Least Attractive

Launch transaction(s), issue press release

Print preliminary prospectus

Present to Lehman Brothers’ sales force (and others)

Begin roadshow (7-9 business days)

Week 10

Respond to SEC comments, amend registration statement(s)

Finalize roadshow presentation

Finalize press release

Weeks 8 – 9

Receive SEC comments (assumes 30-day review)

Week 7

File registration statement(s) with SEC

Receive notice of review from the SEC

Week 3

Interview and select co-managers

Organizational meeting

Co-manager due diligence

Week 2

Complete roadshow

Price offering(s)

Print final prospectus

Close

Weeks 11, 12

Finalize registration statement(s)

Make decision on sale process

Begin to prepare roadshow presentation

Week 1

Theoretical Equity Timetable

Pursue Equity Monetization

22

Health Care Segment Strategic Alternatives

Health Care Update

Rapidly accelerates the development of Picard’s Health Care
pipeline

Validates Picard’s scientific and clinical expertise through de facto endorsement from the National Cancer Institute

Will likely make Picard’s Health Care segment more attractive to venture capital or private equity investors

Signals to the market that Picard is committed to advancing its
Health Care segment

Could potentially attract biotechnology-oriented research
analysts to cover Picard

Considerable market opportunity enhances the “upside”
opportunity for Picard

We understand that Picard has made significant progress toward in-licensing a Phase II oncology compound from the National Cancer Institute

Health Care Segment Strategic Alternatives

Benefits

Considerations

Potential increase/acceleration in R&D spend, and thus cash
burn

A incremental commitment to Health Care could potentially
increase Picard’s risk profile in the eyes of investors

Investors will likely look for clinical data produced by Picard’s clinical development team before ascribing a full “Phase II
value” to Bethesda

Lack of biotechnology coverage from the research community
could mitigate near-term positive stock price impact from
Bethesda

Pure-play therapeutic biotechnology stocks have been under
significant pressure in recent months, particularly in the field of oncology

Key Steps Toward Realizing “Full Value” of Bethesda

Announcement
of in-licensing
transaction

Initiation of
Picard-run
Phase II
clinical trials

Completion of
enrollment in
first clinical
trial

Positive
interim data
release at a
major industry
conference
(i.e., ASCO)

Release of
statistically-
significant
Phase II data

Initiation of
additional
Phase II
clinical trials
(combination,
front-line,
etc.)

Initiation of
coverage by a
biotechnology
-focused
analyst

23

Investor Profile

Picard’s current shareholders may not all fully value the impact of Bethesda

Health Care Segment Strategic Alternatives

Top 20 Institutional Shareholders at Time of IPO

Top 20 Institutional Shareholders Today

Rank

Investor

Position

Type of Investor

1

BlackRock Advisors, Inc.

541,500

Value

2

Perkins, Wolf McDonnell & Co.

491,990

Value

3

Pequot Capital Management, Inc.

379,400

Growth

4

Oracle Investment Management, Inc.

360,500

Growth

5

Provident Investment Counsel, Inc.

311,400

Growth

6

Credit Suisse Asset Management, Inc. (NY)

305,900

Growth

7

Cooper Hill Partners LLC

300,000

Growth

8

Capital Research & Management Co.

300,000

Growth

9

Deutsche Asset Management Americas, Inc.

272,500

Growth

10

Zweig-DiMenna Associates LLC

247,900

Growth

24

Rank

Investor

Position

Type of Investor

1

Heartland Advisors, Inc.

1,289,144

Value

2

David J. Greene & Co.

823,865

Value

3

Barclays Global Investors, N.A.

535,892

Index

4

AIM Management Group, Inc.

419,700

Growth

5

Vanguard Group

377,179

Index

6

Riverbridge Partners LLC

343,325

Growth

7

Dimensional Fund Advisors, Inc.

335,827

Index

8

Strong Capital Management, Inc.

289,100

Growth

9

Bogle Investment Management LP

273,092

Value

10

Russell Investment Group

244,100

Index

Overview of Potential Health Care Alternatives

Market conditions for
biotechnology IPOs are
not ideal

Early-stage nature of
Picard pipeline will limit
achievable valuation
today

Capital requirements

Public company costs

Management

4-6 months to complete

Roadshow provides
ability to target natural
shareholder base

Increases valuation
efficiency

Clinical data will drive
valuation

Limited float

Partial IPO of Health
Care

Picard remains majority
shareholder near term

Picard must maintain
80% ownership to
preserve tax-free spin off

Consolidated operations

Equity Carve-Out

Greatest degree of control but
worst long-term value
outcome

Retain some portion to
capture value from Hercule?

Carefully evaluate vs. other
alternatives

Fastest resolution

Forego all potential current
value and upside from Health
Care

However, elimination of
“burn” may be rewarded by
investors

Likely lowest-cost alternative

Management estimates
approximately $20mm
restructuring costs

Identify all relevant costs –
variable and fixed – and
develop wind-down plan

Discontinued operations
accounting

Shut-Down

Uncertain (depends on
available targets,
structure, etc.)

4-6 months to complete

Market test within 1
month

3-6 months to
complete

Timing

Bethesda likely will
expand potential buyer
universe

Buyer unlikely to give
full credit to interim
R&D spend

Structural questions
(IP, contracts, etc.)

Management

Maximizes investor
clarity

Unlikely to receive
significant value today
given stage of
development

Buyer likely would
finance majority of
future burn rate

Could structure to
retain some upside

Identify and contact
strategic and financial
buyers for stand-alone
Health Care operations

Either fully separated
or investment
accounting

Sale

Possible to structure as
spin-off or rights
offering, but additional
complexity

Difficult to generate
investor focus for
Health Care SpinCo

Public company costs

Management

Shareholders retain
upside to the extent
desired

Must be structured to
self-fund as public
entity (capital infusion)

Current investor base
may not be “natural”
shareholder for Health
Care Spin Co (near-
term valuation pressure)

Determine appropriate
level of capital,
structure and distribute
Health Care to
shareholders

May be preceded by
“carve-out” IPO

Spin-Off

Immediate reaction and
post-deal positioning
are critical

Float and liquidity
benefits (if a stock
transaction) could
facilitate larger share
sales

Needs coordination
with shareholder
liquidity objectives

Comments

May create highest
value if well received
by market

Near-term valuation
impact heavily
dependent upon
investor perceptions

Alters risk profile of
company

Valuation

Considerations

Accelerate biotech
positioning and
enhance float via later-
stage acquisition or in-
licensing

Bethesda appears to
have strong cost-benefit
attributes

May facilitate
separation later

Summary

Acquisition/In-Licensing

Health Care Segment Strategic Alternatives

25

Health Care Divestiture Alternative

Business Description

Transaction Overview

Commentary

Management/Board of Directors

Aerovance is a privately-held biopharmaceutical company
focused exclusively on the development and commercialization of biologics for severe respiratory and inflammatory diseases such as asthma, cystic fibrosis and chronic obstructive pulmonary disease (COPD)

Aerovance’s two lead products are an IL4/12 receptor antagonist
(AER-001) for severe asthma entering Phase II trials and Bikunin
(AER-002), a recombinant protein for cystic fibrosis and COPD for which Aerovance plans to file an IND in the near future

Aerovance was formed by the acquisition of Bayer’s respiratory franchise by a private equity consortium led by Apax Partners

On August 23, 2004, funds advised by Apax Partners announced the formation of Aerovance, Inc. as an independent company

Aerovance raised $32 million through a Series B financing led by
Apax Partners

Additional investors include Lehman Brothers, NGN Capital
and Burrill & Co.

Bayer Pharmaceuticals retained a minority equity stake in
Aerovance but did not receive any take-backs or future royalty payments

Transaction took approximately 9 months to complete

The head of Apax Partners’ U.S. Healthcare investment team,
Lori Rafield, will serve on the Board of Aerovance

Crucial to the transaction was the fact that Bayer was willing to provide all of the respiratory products in its pipeline

Venture capital investors would likely not have been interested in a company with a lead compound not yet advanced to the clinic

Transaction will allow Bayer’s biotechnology franchise to focus exclusively on BAY 43-9006 for renal cell carcinoma, which is being developed with Onyx Pharmaceuticals

Name

Position/Affiliation

Wolf-Dieter Busse

CEO

Robert Kuhn

SVP & Chief Technical Officer

Rick Fuller

SVP & Chief Medical Officer

Lori Rafield

Director (Apax Partners)

Eliot Charles

Director (Apax Partners)

Hingge Hsu

Director (Lehman Brothers)

26

Case Study: Aerovance

Health Care Segment Strategic Alternatives

Appendix

Comparable Company Analysis

Comparable Company Trading Analysis

Comparable Company Analysis

Trading Analysis of Comparable Public Companies

___________________________

Source:     Picard management projections dated September 2004 and Wall Street research estimates.

1.             Excludes all non-recurring revenues and expenses.

Market Cap. as a Multiple of:

Enterprise Value as a Multiple of:

Market

Public

Average Daily Volume

Enterprise

Net Income

2005

Sales

EBITDA

EBIT

EPS

Company

Cap.

Float

Shares (000)

Value ($MM)

Value

LTM

2004E

2005E

P/E/G

LTM

2004E

2005E

LTM

2004E

2005E

LTM

2004E

2005E

Novozymes A/S

kr 18,936

77.6%

128.0

$5.3

kr 19,401

25.5x

24.7x

22.6x

2.33

3.27x

3.19x

2.88x

12.4x

12.2x

11.7x

18.4x

17.9x

16.9x

Sigma-Aldrich

$4,095

94.6%

437.5

25.5

$4,186

19.0x

17.4x

16.9x

1.21

3.09x

2.99x

2.84x

11.1x

11.2x

10.8x

13.6x

13.8x

13.2x

Ecolab Inc

$7,829

71.3%

886.1

27.0

$8,501

27.2x

25.6x

22.7x

1.21

2.15x

2.14x

2.00x

11.3x

10.6x

9.4x

16.3x

10.6x

9.4x

Praxair

$13,949

99.9%

1,301.2

54.7

$17,150

21.6x

20.0x

17.9x

1.12

2.85x

2.69x

2.52x

11.0x

10.2x

9.3x

16.8x

15.5x

13.8x

Air Products

$12,818

99.8%

968.3

53.0

$15,351

21.7x

19.9x

17.5x

1.22

2.17x

2.05x

1.92x

8.7x

9.1x

4.9x

14.2x

15.3x

5.9x

Croda Intl

£670

97.3%

566.5

5.2

£845

8.9x

13.9x

12.9x

0.18

1.66x

1.56x

1.51x

8.8x

8.7x

8.4x

12.0x

12.4x

11.7x

Engelhard

$3,626

99.4%

362.8

10.4

$3,604

15.3x

15.6x

14.1x

0.72

0.88x

0.83x

0.80x

8.1x

8.2x

7.5x

11.4x

11.6x

10.3x

Sensient Technologies

$1,003

93.3%

294.0

6.3

$1,623

12.9x

13.5x

13.0x

0.56

1.61x

1.50x

1.41x

9.9x

8.1x

7.7x

13.7x

10.3x

9.7x

Eastman Chemical

$3,653

99.7%

709.0

33.2

$5,537

24.9x

18.6x

14.8x

0.97

1.04x

0.93x

0.92x

9.5x

7.8x

6.7x

22.8x

14.9x

11.5x

Cambrex

$572

94.0%

113.5

2.5

$718

32.9x

19.9x

16.2x

0.71

1.69x

1.77x

1.66x

6.3x

7.3x

6.6x

9.6x

12.9x

11.3x

Mean

92.7%

$22.3

21.0x

18.9x

16.9x

1.02

2.04x

1.97x

1.85x

9.7x

9.3x

8.3x

14.9x

13.5x

11.4x

Median

96.0%

17.9

21.7x

19.2x

16.6x

1.04

1.92x

1.91x

1.79x

9.7x

8.9x

8.1x

13.9x

13.4x

11.4x

Picard

(1)

$994

14.7%

68.9

$1.1

$1,056

80.6x

51.8x

82.9x

2.93

2.74x

2.70x

2.52x

17.0x

17.2x

16.6x

39.6x

45.1x

44.0x

Picard (Bioproducts ONLY)

(1)

25.5x

20.7x

21.8x

1.46

2.74x

2.70x

2.52x

11.5x

11.6x

11.1x

17.9x

19.6x

18.8x

27

Comparable Company Operating Analysis

Comparable Company Analysis

Benchmarking Analysis of Comparable Public Companies

___________________________

Source:     Picard management projections dated September 2004 and Wall Street research estimates.

($ in millions)

Bioproducts

Picard

Only

Size

LTM Sales

$385

$385

$7,076

$425

$900

$5,303

$3,961

$4,103

$952

$6,009

$1,008

$1,353

LTM EBITDA

62

92

1,762

114

171

582

755

443

251

1,565

164

378

Market Capitalization

994

NA

12,818

572

1,187

3,653

7,829

3,626

3,036

13,949

1,003

4,095

Enterprise Value

1,056

NA

15,351

718

1,497

5,537

8,501

3,604

3,110

17,150

1,623

4,186

Growth

5-Year Historical Revenue Growth

5.3%

5.3%

7.5%

(1.4%)

6.2%

3.4%

16.0%

(0.3%)

7.2%

4.5%

3.3%

2.5%

Projected Long-Term EPS Growth

13.0%

9.4%

10.0%

10.0%

8.0%

5.1%

12.0%

10.0%

8.5%

10.0%

4.2%

10.0%

Profitability (LTM)

Gross Profit Margin

41.0%

41.0%

26.7%

38.6%

27.0%

16.2%

51.4%

15.9%

52.9%

31.6%

30.3%

52.8%

EBITDA Margin

16.2%

23.9%

24.9%

26.8%

19.0%

11.0%

19.1%

10.8%

26.4%

26.0%

16.2%

27.9%

EBITDA - Capex Margin

11.2%

19.2%

17.8%

18.1%

16.1%

6.3%

12.9%

7.9%

19.8%

21.2%

16.1%

23.4%

EBIT Margin

6.9%

17.0%

15.3%

17.7%

13.9%

4.6%

13.2%

7.7%

17.7%

16.9%

11.8%

22.8%

Capital Efficiency (LTM)

Cap Ex / Sales

4.9%

4.7%

7.1%

8.7%

2.9%

4.7%

6.2%

2.9%

6.5%

4.9%

0.2%

4.5%

(CFFO - Cap Ex) / Sales

17.0%

13.0%

10.6%

6.5%

8.7%

2.5%

7.8%

12.0%

22.1%

14.2%

7.8%

19.9%

Balance Sheet (6/30/2004)

Debt / LTM EBITDA

1.1x

0.8x

1.4x

2.0x

2.3x

3.5x

0.9x

1.0x

0.6x

1.9x

3.8x

0.6x

Debt / Book Capitalization

16.4%

14.3%

35.8%

35.5%

43.2%

66.5%

33.8%

25.0%

19.1%

47.2%

51.3%

17.5%

Air Products

Cambrex

Croda Intl

Eastman

Chemical

Ecolab Inc

Engelhard

Novozymes

A/S

Praxair

Sensient

Technologies

Sigma-Aldrich

28

Health Care Divestiture Case Studies

Business Description

Transaction Overview

Commentary

Financing

Affymax is a drug discovery and development company that is
creating novel peptide drugs for the treatment of cancer and immune-mediated diseases

Affymax has successfully discovered novel peptide agonists
against thrombopoietin (TPO) and erythropoietin (EPO)
receptor agonists

Through a combination of proprietary chemistries, innovative molecular biology techniques, sophisticated software and
instrumentation technology, Affymax permits the efficient
synthesis, screening and optimization of vast numbers of
potential new drug compounds

Founded in 1988, Affymax was divested by GlaxoSmithKline in
July 2001 to a consortium of private equity investors

On July 30, 2001, a syndicate of venture capital firms led by
Patricof & Co. Ventures, Inc. announced an agreement to
purchase Affymax Research Institute from GlaxoSmithKline

In addition to Patricof & Co., the syndicate of venture capital companies investing in Affymax included The Sprout Group,
MPM Asset Management, and Patricof’s sister company in
Europe, Apax Partners

Under the terms of the purchase, the syndicate invested $51
million and obtained a majority interest in Affymax

GSK received non-voting preferred stock in exchange for its
interest in Affymax

Amount

Round

Date

Raised

Key Investors

1

8/13/2001

$51.00

Apax Partners

MPM Capital

Sprout Group

2

5/15/2003

$40.00

Apax Partners

Bear Stearns Health Innoventures

MPM Capital

Sprout Group

3

4/13/2004

$20.00

Bear Stearns Health Innoventures

29

Case Study: Affymax

Health Care Divestiture Alternative

Health Care Divestiture Case Studies

Lori Rafield serves on the Board of Directors of Affymax, a
position she has held since the sale by GSK

GSK decided to sell Affymax as a result of post-merger
consolidation efforts in research

GSK currently holds 23% of the preferred shares of Affymax
without voting rights

As Affymax has advanced its pipeline and drug discovery
capabilities, it has been able to attract additional private financing

Price
$20
$15
$10
$5
2/1/02
7/8/02
12/13/02
5/19/03
10/24/03
3/29/04
9/3/04
ZymoGenetics Inc.

LEHMAN BROTHERS

Business Description

Transaction Overview

Stock Price Performance Since IPO

Commentary

ZymoGenetics is a biopharmaceutical company focused on the
discovery, development and commercialization of therapeutic
proteins for the prevention or treatment of human diseases

ZymoGenetics is developing a diverse pipeline of potential
proprietary product candidates that span a wide array of clinical opportunities, including bleeding, autoimmune diseases and
cancer

ZymoGenetics was created as an independent company from
Novo Nordisk in October 2000, and completed its IPO in
February 2002

On October 23, 2000, Novo Nordisk announced that it had
established ZymoGenetics as an independent corporate entity in conjunction with the signing of a $150 million private placement into ZymoGenetics from a syndicate of private investors led by
E.M. Warburg, Pincus & Co.

In connection with the transaction, ZymoGenetics and Novo
Nordisk entered into an agreement by which Novo Nordisk was
granted an option to obtain certain commercialization rights product candidates results from ZymoGenetics’ research and
development

At the time of the transaction, the new investor group owned approximately 35% of the company. An employee stock option
plan accounted for 15% of the outstanding stock, with Novo
Nordisk holding 51% of the shares

A portion of Novo Nordisk’s shares are non-voting such that
Novo Nordisk controlled less than 50% of the votes

Lori Rafield initially served on the Board of Directors of
ZymoGenetics after the transaction

Novo Nordisk retained a substantial portion of the upside of
ZymoGenetics’ products through the collaboration agreement
and its significant equity interest

Health Care Divestiture Case Studies

Health Care Divestiture Alternative

Case Study: ZymoGenetics

30

Price
$100
$75
$50
$25
$0
7/8/98
7/16/99
7/26/00
8/3/01
8/14/02
8/22/03
9/2/04
Abgenix Inc.
Cell Genesys Inc.

LEHMAN BROTHERS

Business Description

Transaction Overview

Stock Price Performance Since Spin-Off

Commentary

Prior to its IPO in 1998, Abgenix was a wholly-owned subsidiary of Cell Genesys, a publicly-traded development-stage
biotechnology company now engaged primarily in developing
clinical product candidates for oncology

Today, Abgenix is a biopharmaceutical company that is focused on the discovery, development and manufacture of human
therapeutic antibodies for the treatment of a variety of disease conditions, including cancer, inflammation, metabolic disease, autoimmune diseases, cardiovascular disease and infectious
diseases

Abgenix also has proprietary technologies that facilitate rapid generation of highly specific antibody therapeutic candidates

On July 2, 1998, Abgenix, a wholly-owned subsidiary of Cell
Genesys, announced the public offering of 2.5 million shares of its common stock at an initial public offering price of $8.00 per share

All of the shares offered in the IPO were primary shares

Abgenix’s parent company, Cell Genesys, continued to own
approximately 42% of the outstanding stock after the initial public offering

As of March 16, 2004, Cell Genesys still held approximately
7.4 million shares of Abgenix, or 8.4% of the shares
outstanding

Cell Genesys currently has a market capitalization of $395
million

Abgenix currently has a market capitalization of $905 million

Cell Genesys’ decision to create Abgenix as a separate publicly-
traded company was motivated primarily by scientific focus: Cell
Genesys opted to focus primarily on its GVAX cancer vaccine
franchise while allowing Abgenix to focus on the drug discovery capabilities that would allow it to advance a pipeline of its own

Health Care Divestiture Case Studies

Health Care Divestiture Alternative

Case Study: Abgenix

31

Roche – Genentech: Background

In 1990, Genentech was a publicly-traded biotechnology company with a market capitalization of approximately $2.4 billion

Revenues for 1989 of approximately $400mm (primarily Activase and Protropin)

R&D spend of approximately $160mm

Net income of $44mm

1,770 employees

Roche acquired a controlling interest in Genentech to spur growth but structured the transaction whereby Genentech remained a public company in order to maintain investor focus in a pure-play biotech story

Health Care Divestiture Case Studies

32

Roche – Genentech: Transaction Timeline

February 2, 1990: Genentech and Roche agree to a $2.4 billion pioneering agreement

Roche purchases 60% of Genentech’s 112 million shares for $36 per share (a 65% premium to the current trading price) and also invests $492 million of capital into Genentech

Genentech continues to be an independent, publicly traded company with Roche having two members out of 13 on the Genentech board of directors

The remaining shares not purchased by Roche are converted into new Genentech shares redeemable at the option of Roche until 1995 (2 shares of old Genentech stock swapped for $36 and 1 share of new redeemable stock)

September 7, 1990: Transaction is closed

May 25, 1995: Roche and Genentech extend Roche’s option to redeem the remaining outstanding shares for four more years

If Roche does not exercise option, stockholders can exercise 30-day put option commencing 7/1/99 in which
Genentech must purchase some or all of their shares for $60 per share

June 2, 1999: Roche announces its intent to exercise its call option on all publicly-held Genentech shares at $82.50 per share

Roche also announces its planned sale of up to 19% of Genentech shares after the option is exercised in order to continue Genentech as a publicly traded, independent entity

June 14, 1999: Roche exercises redemption option and Genentech files for public offering

July 19, 1999: Genentech announces public offering of 20 million shares (15.7% of Roche’s stake) for $97 per share

October 20, 1999: Roche announces secondary offering of 20 million shares at $143.50 per share and Genentech announces 2-for-1 stock split, effective October 29, 1999

March 23, 2000: Roche announces secondary offering of 17.3 million shares at $163 per share, resulting in Roche’s retained ownership stake reduced to 58% of Genentech

Health Care Divestiture Case Studies

33

$492 million capital investment
Option to acquire remaining Genentech shares
$2.4 billion in cash
67.2 million Genentech shares (60%)

LEHMAN BROTHERS

Roche – Genentech: Transaction Overview

Initial Transaction

Roche

Genentech (GNE)
(Publicly Traded)

Initial transaction considerations:

Placed a “band” on Genentech’s share price with both downside protection but also upside limitation

Provided Roche with a significant growth component

Allowed Genentech to be valued separately, and thus maintain its growth investor profile who valued it differently as a separate public entity than as a subsidiary of Roche

Roche’s commitment to Genentech’s management team and to Genentech as an independent company validated its strategic vision and focus

Public Genentech
Shareholders

Health Care Divestiture Case Studies

34

All outstanding Genentech shares
$82.50 per share in cash
15.7% ownership of Genentech (DNA)
$1.9 billion in cash

-
  -
  -
  -

LEHMAN BROTHERS

Roche – Genentech: Transaction Overview

1999 Option Exercise and Re-IPO

Roche

Existing Genentech
Public
Shareholders

Genentech
IPO Investors

1999 Option Exercise and Re-IPO transactions considerations:

The combined transaction removed the overhang of the call option previously held by Roche and set the stage for
Roche to opportunistically decrease its holdings and increase Genentech’s float

Following the elimination of the Roche overhang, Genentech’s stock initially appreciated in value much more rapidly than during the period in which Roche held the option to acquire the remainder of Genentech’s stock

Through subsequent secondary offerings, Roche was able to further monetize its investment while also maintaining a controlling interest in Genentech and proportional representation on Genentech’s board (currently three Roche directors)

Health Care Divestiture Case Studies

35

Price
$200
$150
$100
$50
$0
12/87
4/89
7/90
10/91
2/93
5/94
8/95
12/96
3/98
6/99
Genentech Inc
Roche Holding AG

Price
$200
$150
$100
$50
$0
7/99
2/00
9/00
4/01
10/01
5/02
12/02
7/03
2/04
9/04
Genentech Inc.
Roche Holding AG

LEHMAN BROTHERS

Genentech Historical Trading Levels

Genentech Has Traded Under Two Tickers:  GNE and DNA

Genentech as GNE – Through June 1999

Genentech as DNA – Since July 1999

Health Care Divestiture Case Studies

36

Market Capitalization
($millions)
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
1/1/1988
1/19/1990
2/8/1992
2/26/1994
3/17/1996
4/5/1998
4/24/2000
5/13/2002
6/1/2004

LEHMAN BROTHERS

Genentech Historical Trading Levels

Genentech Historical Market Capitalization

2/2/1990:

Pioneering

Agreement

initiated

9/7/1990:

Pioneering

Agreement

signed

3/25/1994:

Extend option
to redeem
remaining
GNE shares

June 1999:

Roche
exercises
option to buy
all publicly
held GNE
shares

7/19/1999:

Roche
re-IPOs GNE
as DNA

10/20/1999,

3/23/2000:

Secondary
offerings

May 2003:

Multiple
R&D progress
reports

Health Care Divestiture Case Studies

37

Overview of Trust PIES

Value of PIES at Conversion

Value of PIES at Conversion

◆

◆

◆

◆

◆

◆

◆

◆

◆

◆

◆

LEHMAN BROTHERS

Monetization via Trust PIESSM

Payoff to Investors

Payoff to Issuers

Value Received/Paid Varies Directly with the Stock Price Movement

___________________________

Assumes a 100% issue price and a 22% conversion premium.

Below Issue Price

Between Issue and
Conversion Price

Above Conversion Price

PIES mandatorily convert one-for-one into
Issuer’s common stock

Dilutive impact to EPS no worse than dilutive
impact in common stock offering

Investor accepts all the downside risk of owning
the underlying common stock

Conversion ratio equal to Issue Price divided by
Common Price at Maturity

Issuer receives 100% benefit of price appreciation

Dilutive impact on EPS declines as share price
increases

Investors receive constant dollar value equal to
their original investment, with the number of
common shares received decreasing with increase
in stock price

PIES convert into common stock at fixed
conversion premium ratio (.82 in above example)

Dilutive impact on EPS held constant, but less
than dilutive impact of common stock issuance

Investor participates in 82% of price appreciation

Issuer delivers 18% less shares

Overview of Trust PIES

80%

90%

100%

110%

120%

80%

90%

100%

110%

120%

130%

140%

Stock Price at Maturity

Issue Price

Conversion Price

1 share

1 to 0.8197 shares

0.8197 shares

38

80%

90%

100%

110%

120%

130%

80%

90%

100%

110%

120%

130%

140%

Stock Price at Maturity

Issue Price

Conversion Price

0 shares

0 to  0.1803 shares

0.1803 shares

Registered closed end investment
company issues Trust PIES

80% of the proceeds paid to Selling
Shareholders,  20% of proceeds funds
purchase of Treasury Strips to defease
coupon obligation

Taxable gain on sale of shares at maturity
reduced by amount used to prefund
interest with purchase of Treasuries

Treasury strips defease quarterly coupon
obligations to Trust PIES holders

Selling shareholders continue to receive
dividends on common

Variable number of shares or cash value
are delivered based on Trust PIES
formula; excess retained by Selling
Shareholders

Final maturing Treasury Strip paid out to
Trust PIES investor

Monetization via Trust PIESSM

Issuance

During Life

At Maturity

Structure and Cash Flows Throughout the Life of the Security

Treasury

Market

Trust

Selling

Shareholder

PIES

Holder

Escrow

Agent

Purchase

Contract

80% of

Proceeds

Proceeds

Trust PIES

20% of

Proceeds

Treasury

Strips

Shares

Treasury

Market

Trust

PIES

Holder

Distributions

Maturing

Treasury

Strips

Selling

Shareholder

Escrow

Agent

Dividends

on

Common

Selling

Shareholder

Treasury

Market

Trust

PIES

Holder

Escrow

Agent

Variable Shares

or Cash Value

+ Final

Distribution

Final

Maturing

Strip

Shares

Variable

Number of

Shares or

Cash Value

Overview of Trust PIES

39